EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of REAC GROUP, , Inc. (the "Company") on Form 10-Q/A for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronen Koubi , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 29, 2021	By:	/s/ RONEN KOUBI
Ronen Koubi
President
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director